Exhibit 99.2

Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2021	Sep 30, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Change
Net revenues
Institutional Securities	$6,669	$7,495	$6,970	(11%)	(4%)	$29,833	$26,476	13%
Wealth Management	6,254	5,935	5,672	5%	10%	24,243	19,086	27%
Investment Management	1,751	1,453	1,100	21%	59%	6,220	3,734	67%
Intersegment Eliminations	(150)	(130)	(145)	(15%)	(3%)	(541)	(539)	--
Net revenues	$14,524	$14,753	$13,597	(2%)	7%	$59,755	$48,757	23%

Provision for credit losses	$5	$24	$4	(79%)	25%	$4	$761	(99%)

Non-interest expenses
Institutional Securities	$3,705	$4,498	$3,797	(18%)	(2%)	$18,026	$16,594	9%
Wealth Management	4,826	4,405	4,611	10%	5%	18,051	14,669	23%
Investment Management	1,243	1,083	904	15%	38%	4,542	2,864	59%
Intersegment Eliminations	(139)	(131)	(149)	(6%)	7%	(536)	(549)	2%
Non-interest expenses (1)	$9,635	$9,855	$9,163	(2%)	5%	$40,083	$33,578	19%

Income before taxes
Institutional Securities	$2,972	$2,973	$3,160	--	(6%)	$11,814	$9,151	29%
Wealth Management	1,415	1,530	1,070	(8%)	32%	6,181	4,387	41%
Investment Management	508	370	196	37%	159%	1,678	870	93%
Intersegment Eliminations	(11)	1	4	*	*	(5)	10	*
Income before taxes	$4,884	$4,874	$4,430	--	10%	$19,668	$14,418	36%

Net Income applicable to Morgan Stanley
Institutional Securities	$2,223	$2,229	$2,422	--	(8%)	$8,957	$7,012	28%
Wealth Management	1,071	1,157	802	(7%)	34%	4,734	3,361	41%
Investment Management	411	320	158	28%	160%	1,347	615	119%
Intersegment Eliminations	(9)	1	3	*	*	(4)	8	*
Net Income applicable to Morgan Stanley	$3,696	$3,707	$3,385	--	9%	$15,034	$10,996	37%
Earnings applicable to Morgan Stanley common shareholders	$3,592	$3,584	$3,266	--	10%	$14,566	$10,500	39%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2021	Sep 30, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Change

Financial Metrics:

Earnings per basic share	$2.05	$2.01	$1.84	2%	11%	$8.16	$6.55	25%
Earnings per diluted share	$2.01	$1.98	$1.81	2%	11%	$8.03	$6.46	24%

Return on average common equity	14.7%	14.5%	14.7%			15.0%	13.1%
Return on average tangible common equity	19.8%	19.6%	17.7%			19.8%	15.2%

Book value per common share	$55.12	$54.56	$51.13			$55.12	$51.13
Tangible book value per common share	$40.91	$40.47	$41.95			$40.91	$41.95

Excluding integration-related expenses (1)
Adjusted earnings per diluted share	$2.08	$2.04	$1.92	2%	8%	$8.22	$6.58	25%
Adjusted return on average common equity	15.2%	15.0%	15.6%			15.3%	13.3%
Adjusted return on average tangible common equity	20.4%	20.2%	18.7%			20.2%	15.4%

Financial Ratios:

Pre-tax profit margin	34%	33%	33%			33%	30%
Compensation and benefits as a % of net revenues	38%	40%	40%			41%	43%
Non-compensation expenses as a % of net revenues	29%	27%	27%			26%	26%
Firm expense efficiency ratio	66%	67%	67%			67%	69%
Firm expense efficiency ratio excluding integration-related expenses (1)	65%	66%	66%			66%	68%
Effective tax rate	23.9%	23.6%	23.0%			23.1%	22.5%

Statistical Data:

Period end common shares outstanding (millions)	1,772	1,799	1,810	(2%)	(2%)
Average common shares outstanding (millions)
Basic	1,751	1,781	1,774	(2%)	(1%)	1,785	1,603	11%
Diluted	1,785	1,812	1,802	(1%)	(1%)	1,814	1,624	12%

Worldwide employees	74,814	73,620	68,097	2%	10%

Notes:
‐
For the quarters ended December 31, 2021 and September 30, 2021 and the full year ended December 31, 2021, Firm results include pre-tax integration-related expenses of $146 million, $145 million and $456 million ($114 million, $111 million and $352 million after‐tax) respectively, reported in the Wealth Management and Investment Management business segments. For the quarter and full year ended December 31, 2020, Firm results include pre-tax integration-related expenses of $231 million ($189 million after-tax) reported in the Wealth Management segment.

-
The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated and U.S. Bank Supplemental Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2021	Sep 30, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Change

Consolidated Balance sheet

Total assets	$1,188,140	$1,190,476	$1,115,862	--	6%
Loans (1)	$200,761	$188,274	$161,745	7%	24%
Deposits	$347,574	$329,041	$310,782	6%	12%
Liquidity resources	$356,003	$346,289	$338,623	3%	5%
Long-term debt outstanding	$227,363	$224,937	$213,388	1%	7%
Maturities of long-term debt outstanding (next 12 months)	$14,074	$13,899	$24,241	1%	(42%)

Common equity	$97,691	$98,153	$92,531	--	6%
Less: Goodwill and intangible assets	(25,192)	(25,345)	(16,615)	(1%)	52%
Tangible common equity	$72,499	$72,808	$75,916	--	(5%)

Preferred equity	$7,750	$7,750	$9,250	--	(16%)

U.S. Bank Supplemental Financial Information
Total assets	$386,059	$367,111	$346,515	5%	11%
Loans	$185,499	$174,552	$148,885	6%	25%
Investment securities portfolio (2)	$143,292	$144,056	$142,929	(1%)	--
Deposits	$346,221	$326,941	$309,712	6%	12%

Regional revenues
Americas	$11,274	$11,255	$10,166	--	11%	$44,605	$35,459	26%
EMEA (Europe, Middle East, Africa)	1,695	1,752	1,771	(3%)	(4%)	7,699	6,549	18%
Asia	1,555	1,746	1,660	(11%)	(6%)	7,451	6,749	10%
Consolidated net revenues	$14,524	$14,753	$13,597	(2%)	7%	$59,755	$48,757	23%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2021	Sep 30, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Change

Average Common Equity
Institutional Securities	$43.5	$43.5	$42.8	--	2%	$43.5	$42.8	2%
Wealth Management	28.6	28.6	26.5	--	8%	28.6	20.8	38%
Investment Management	10.7	10.7	2.6	--	*	8.8	2.6	*
Parent	15.0	15.8	16.7	(5%)	(10%)	16.2	14.0	16%
Firm	$97.8	$98.6	$88.6	(1%)	10%	$97.1	$80.2	21%

Regulatory Capital (1)

Common Equity Tier 1 capital	$75.8	$75.8	$78.7	--	(4%)
Tier 1 capital	$83.4	$83.4	$88.1	--	(5%)

Standardized Approach
Risk-weighted assets	$472.3	$473.0	$453.1	--	4%
Common Equity Tier 1 capital ratio	16.0%	16.0%	17.4%
Tier 1 capital ratio	17.6%	17.6%	19.4%

Advanced Approach
Risk-weighted assets	$432.4	$441.2	$445.2	(2%)	(3%)
Common Equity Tier 1 capital ratio	17.5%	17.2%	17.7%
Tier 1 capital ratio	19.3%	18.9%	19.8%

Leverage-based capital
Tier 1 leverage ratio	7.1%	7.3%	8.4%
Supplementary Leverage Ratio (2)	5.6%	5.7%	7.4%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

01/15/22 13:41
	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2021	Sep 30, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Change
Revenues:

Advisory	$1,071	$1,272	$827	(16%)	30%	$3,487	$2,008	74%
Equity	853	1,010	1,000	(16%)	(15%)	4,437	3,092	43%
Fixed income	510	567	475	(10%)	7%	2,348	2,104	12%
Underwriting	1,363	1,577	1,475	(14%)	(8%)	6,785	5,196	31%
Investment banking	2,434	2,849	2,302	(15%)	6%	10,272	7,204	43%

Equity	2,857	2,876	2,534	(1%)	13%	11,435	9,921	15%
Fixed income	1,228	1,640	1,790	(25%)	(31%)	7,516	8,847	(15%)
Other	150	130	344	15%	(56%)	610	504	21%

Net revenues	6,669	7,495	6,970	(11%)	(4%)	29,833	26,476	13%

Provision for credit losses	(8)	24	13	*	*	(7)	731	*

Compensation and benefits	1,370	2,248	1,575	(39%)	(13%)	9,165	8,342	10%
Non-compensation expenses	2,335	2,250	2,222	4%	5%	8,861	8,252	7%
Total non-interest expenses	3,705	4,498	3,797	(18%)	(2%)	18,026	16,594	9%

Income before taxes	2,972	2,973	3,160	--	(6%)	11,814	9,151	29%
Net income applicable to Morgan Stanley	$2,223	$2,229	$2,422	--	(8%)	$8,957	$7,012	28%

Pre-tax profit margin	45%	40%	45%			40%	35%
Compensation and benefits as a % of net revenues	21%	30%	23%			31%	32%
Non-compensation expenses as a % of net revenues	35%	30%	32%			30%	31%

Return on Average Common Equity	20%	20%	22%			20%	15%
Return on Average Tangible Common Equity (1)	20%	20%	22%			20%	16%

Trading VaR (Average Daily 95% / One-Day VaR)	$40	$45	$55

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)
Report dated:01/15/22 13:42

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2021	Sep 30, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Change
Revenues:
Asset management	$3,700	$3,628	$2,975	2%	24%	$13,966	$10,955	27%
Transactional	1,027	832	1,340	23%	(23%)	4,259	3,694	15%
Net interest income	1,405	1,348	1,207	4%	16%	5,393	4,022	34%
Other	122	127	150	(4%)	(19%)	625	415	51%
Net revenues	6,254	5,935	5,672	5%	10%	24,243	19,086	27%

Provision for credit losses	13	-	(9)	*	*	11	30	(63%)

Compensation and benefits	3,486	3,159	3,345	10%	4%	13,090	10,970	19%
Non-compensation expenses	1,340	1,246	1,266	8%	6%	4,961	3,699	34%
Total non-interest expenses (1)	4,826	4,405	4,611	10%	5%	18,051	14,669	23%

Income before taxes	1,415	1,530	1,070	(8%)	32%	6,181	4,387	41%
Net income applicable to Morgan Stanley	$1,071	$1,157	$802	(7%)	34%	$4,734	$3,361	41%

Pre-tax profit margin	23%	26%	19%			25%	23%
Pre-tax profit margin excluding integration-related expenses	24%	28%	23%			27%	24%
Compensation and benefits as a % of net revenues	56%	53%	59%			54%	57%
Non-compensation expenses as a % of net revenues	21%	21%	22%			20%	19%

Return on Average Common Equity	15%	16%	12%			16%	16%
Return on Average Tangible Common Equity (2)	31%	34%	23%			34%	29%

Notes:
‐
For the quarters ended December 31, 2021 and September 30, 2021 and the full year ended December 31, 2021, Wealth Management's results include pre-tax integration-related expenses of $109 million, $113 million and $346 million ($85 million, $87 million and $267 million after-tax), respectively. For the quarter and full year ended  December 31, 2020, Wealth Management's results include pre-tax integration-related expenses of $231 million ($189 million after-tax).

-
The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Dec 31, 2021	Sep 30, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020

Wealth Management Metrics

Total client assets	$4,930	$4,629	$3,999	7%	23%
Net new assets (1)	$127.1	$134.5	$73.4	(6%)	73%
U.S. Bank loans	$129.2	$121.2	$98.1	7%	32%
Margin and other lending (2)	$31.0	$28.6	$23.1	8%	34%
Deposits (3)	$346	$327	$306	6%	13%
Annualized weighted average cost of deposits	0.10%	0.13%	0.24%

Advisor-led channel

Advisor-led client assets	$3,886	$3,647	$3,167	7%	23%

Fee-based client assets	$1,839	$1,752	$1,472	5%	25%
Fee-based asset flows (1)	$37.8	$70.6	$24.1	(46%)	57%
Fee-based assets as a % of advisor-led client assets	47%	48%	46%

Self-directed channel

Self-directed assets	$1,044	$982	$832	6%	25%
Daily average revenue trades (000's)	1,044	959	1,106	9%	(6%)
Self-directed households (millions)	7.4	7.4	6.7	--	10%

Workplace channel

Workplace unvested assets	$509	$495	$435	3%	17%
Number of participants (millions)	5.6	5.3	4.9	6%	14%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

Report dated:01/15/22 13:42
	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2021	Sep 30, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Change
Revenues:
Asset management and related fees	$1,585	$1,470	$869	8%	82%	$5,576	$3,013	85%
Performance-based income and other	166	(17)	231	*	(28%)	644	721	(11%)
Net revenues	1,751	1,453	1,100	21%	59%	6,220	3,734	67%

Compensation and benefits	631	513	530	23%	19%	2,373	1,542	54%
Non-compensation expenses	612	570	374	7%	64%	2,169	1,322	64%
Total non-interest expenses (1)	1,243	1,083	904	15%	38%	4,542	2,864	59%

Income before taxes	508	370	196	37%	159%	1,678	870	93%
Net income applicable to Morgan Stanley	$411	$320	$158	28%	160%	$1,347	$615	119%

Pre-tax profit margin	29%	25%	18%			27%	23%
Pre-tax profit margin excluding integration-related expenses	31%	28%	18%			29%	23%
Compensation and benefits as a % of net revenues	36%	35%	48%			38%	41%
Non-compensation expenses as a % of net revenues	35%	39%	34%			35%	35%

Return on Average Common Equity	15%	12%	24%			15%	23%
Return on Average Tangible Common Equity (2)	207%	161%	37%			144%	36%

Notes:
‐
For the quarters ended December 31, 2021 and September 30, 2021, Investment Management's results include pre-tax integration-related expenses of $37 million and $32 million ($29 million and $24 million after-tax), respectively. The full year ended December 31, 2021 results include pre-tax integration-related expenses of $110 million ($85 million after-tax).

-
The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)
Vs. Report dated03/19/03 18:15

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2021	Sep 30, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020	Change

Assets under management or supervision (AUM)

Net flows by asset class (1)
Equity	$(5.7)	$(0.9)	$12.2	*	*	$3.9	$32.8	(88%)
Fixed Income	2.3	(0.3)	(1.3)	*	*	8.9	7.5	19%
Alternatives and Solutions	2.3	(1.1)	(2.4)	*	*	13.6	0.7	*
Long-Term Net Flows	(1.1)	(2.3)	8.5	52%	*	26.4	41.0	(36%)

Liquidity and Overlay Services	12.6	14.6	16.5	(14%)	(24%)	88.1	89.9	(2%)

Total Net Flows	$11.5	$12.3	$25.0	(7%)	(54%)	$114.5	$130.9	(13%)

Assets under management or supervision by asset class(2)
Equity	$395	$391	$242	1%	63%
Fixed Income	207	206	98	--	111%
Alternatives and Solutions	466	443	153	5%	*
Long-Term Assets Under Management or Supervision	$1,068	$1,040	$493	3%	117%

Liquidity and Overlay Services	497	482	288	3%	73%

Total Assets Under Management or Supervision	$1,565	$1,522	$781	3%	100%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Dec 31, 2021	Sep 30, 2021	Dec 31, 2020	Sep 30, 2021	Dec 31, 2020

Institutional Securities

Loans:
Corporate	$13.5	$13.6	$14.3	(1%)	(6%)
Secured lending facilities	35.2	31.2	29.5	13%	19%
Commercial and residential real estate	13.6	12.7	11.1	7%	23%
Securities-based lending and other	9.0	9.4	8.3	(4%)	8%

Total Loans	71.3	66.9	63.2	7%	13%

Lending Commitments	120.3	122.2	113.5	(2%)	6%

Institutional Securities Loans and Lending Commitments	$191.6	$189.1	$176.7	1%	8%

Wealth Management

Loans:
Securities-based lending and other	$85.1	$79.8	$62.9	7%	35%
Residential real estate	44.2	41.4	35.2	7%	26%

Total Loans	129.3	121.2	98.1	7%	32%

Lending Commitments	14.7	15.0	14.4	(2%)	2%

Wealth Management Loans and Lending Commitments	$144.0	$136.2	$112.5	6%	28%

Consolidated Loans and Lending Commitments (1)	$335.6	$325.3	$289.2	3%	16%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
Allowance for Credit Losses (ACL) as of December 31, 2021
(unaudited, dollars in millions)

	Loans and Lending Commitments	ACL (1)	ACL %	Q4 Provision
	(Gross)
Loans:
Held For Investment (HFI)

Corporate	$5,567	$165	3.0%	$(28)
Secured lending facilities	31,471	163	0.5%	(12)
Commercial and residential real estate	7,227	206	2.9%	19
Other	1,292	9	0.7%	2
Institutional Securities - HFI	$45,557	$543	1.2%	$(19)

Wealth Management - HFI	129,394	111	0.1%	8

Held For Investment	$174,951	$654	0.4%	$(11)

Held For Sale	13,832

Fair Value	12,492

Total Loans	201,275	654		(11)

Lending Commitments	134,934	444	0.3%	16

Consolidated Loans and Lending Commitments	$336,209	$1,098		$5

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Definition of U.S. GAAP to Non-GAAP Measures

(a)
The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP).  From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements.  These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure.  In addition to the following notes, please also refer to the Firm's Annual Report on Form 10-K for the year ended December 31, 2020.

(b)
The following are considered non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to allow comparability of operating performance and capital adequacy.  These measures are calculated as follows:

-
Earnings per diluted share excluding integration-related expenses represents net income applicable to Morgan Stanley, adjusted for the impact of the integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance, less preferred dividends divided by the average number of diluted shares outstanding.

	-	The return on average tangible common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average tangible common equity.
-
The return on average common equity and the return on average tangible common equity excluding integration-related expenses are adjusted in both the numerator and the denominator to exclude the integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance.

-	Segment return on average common equity and return on average tangible common equity represent full year net income or annualized net income for the quarter applicable to Morgan Stanley for each segment, less preferred dividend segment allocation, divided by average common equity and average tangible common equity for each respective segment. The segment adjustments to common equity to derive segment average tangible common equity are generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).

	-	Tangible common equity represents common equity less goodwill and intangible assets net of certain mortgage servicing rights deduction.
	-	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
-	Pre-tax profit margin excluding integration-related expenses represents income before income taxes less integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance as percentages of net revenues.

-	The Firm expense efficiency ratio excluding integration-related expenses represents total non‐interest expenses less integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance as a percentage of net revenues.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, analysts, investors and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

Page 1:
(a)	Provision for credit losses represents the provision for credit losses on loans held for investment and unfunded lending commitments.
(b)	Net income applicable to Morgan Stanley represents net income, less net income applicable to nonredeemable noncontrolling interests.
(c)	Earnings applicable to Morgan Stanley common shareholders represents net income applicable to Morgan Stanley, less preferred dividends.

Page 2:
(a)	The return on average common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average common equity.
(b)	Book value per common share represents common equity divided by period end common shares outstanding.
(c)	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
(d)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.
(e)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

Page 3:
(a)
Liquidity Resources, which are held within the bank and non-bank operating subsidiaries, are comprised of high quality liquid assets (HQLA) and cash deposits with banks ("Liquidity Resources"). The total amount of Liquidity Resources is actively managed by us considering the following components: unsecured debt maturity profile; balance sheet size and composition; funding needs in a stressed environment, inclusive of contingent cash outflows; legal entity, regional and segment liquidity requirements; regulatory requirements; and collateral requirements.

(b)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of certain mortgage servicing rights deduction.
(c)
U.S. Bank refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association, E*TRADE Bank, and E*TRADE Savings Bank, and excludes balances between Bank subsidiaries, as well as deposits from the Parent and affiliates.

(d)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 23 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2020 (2020 Form 10-K).

Page 4:
(a)
The Firm's attribution of average common equity to the business segments is based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage-based capital measure, which is compared with the Firm's regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time.  The Required Capital Framework is based on the Firm's regulatory capital requirements. The Firm defines the difference between its total average common equity and the sum of the average common equity amounts allocated to its business segments as Parent common equity.  The amount of capital allocated to the business segments is generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).  The Firm has made updates to its required capital framework for 2021 and continues to evaluate with respect to the impact of evolving regulatory requirements, as appropriate.  For further discussion of the framework, refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the Firm’s 2020 Form 10‐K.

(b)
The Firm's risk‐based capital ratios are computed under each of the (i) standardized approaches for calculating credit risk and market risk risk‐weighted assets (RWAs) (the “Standardized Approach”) and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”). For information on the calculation of regulatory capital and ratios, and associated regulatory requirements, please refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the Firm’s 2020 Form 10‐K.

(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

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(a)
Institutional Securities Equity and Fixed income net revenues include trading, net interest income (interest income less interest expense), asset management, commissions and fees, investments and other revenues which are directly attributable to those businesses.

(b)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.
(c)
VaR represents the unrealized loss in portfolio value that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in "Quantitative and Qualitative Disclosures about Risk" included in the Firm's 2020 Form 10-K.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, analysts, investors and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

Page 6:
(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fee revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.
(d)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

Page 7:
(a)
Net new assets represent client inflows, including dividends and interest, and asset acquisitions, less client outflows, and exclude activity from business combinations/divestitures and the impact of fees and commissions.

(b)
Margin and other lending represents margin lending arrangements, which allow customers to borrow against the value of qualifying securities and other lending which includes non‐purpose securities-based lending on non‐bank entities.

(c)
Deposits reflect liabilities sourced from Wealth Management clients and other sources of funding on the U.S. Bank Subsidiaries. Deposits include sweep deposit programs, savings and other, and time deposits.

(d)	Annualized weighted average cost of deposits reflects deposit balances and costs as of December 31, 2021, September 30, 2021 and December 31, 2020.
(e)	Advisor-led client assets represent client assets in accounts that have a Wealth Management representative assigned.
(f)	Fee‐based client assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(g)
Fee-based asset flows include net new fee-based assets (including asset acquisitions), net account transfers, dividends, interest and client fees, and exclude institutional cash management related activity. For a description of the Inflows and Outflows included in Fee-based asset flows, see Fee-based client assets in the 2020 Form 10-K.

(h)	Self-directed assets represent active accounts which are not advisor led. Active accounts are defined as having at least $25 in assets.
(i)	Daily average revenue trades (DARTs) represent the total self-directed trades in a period divided by the number of trading days during that period.
(j)
Self-directed households represent the total number of households that include at least one account with self-directed assets. Individual households or participants that are engaged in one or more of our Wealth Management channels will be included in each of the respective channel counts.

(k)
The workplace channel assets includes equity compensation solutions for companies, their executives and employees. Workplace unvested assets represent the market value of public company securities at the end of the period.

(l)	Workplace participants represent total accounts with vested and/or unvested assets in the workplace channel. Individuals with accounts in multiple plans are counted as participants in each plan.

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(a)
Asset management and related fees represents management and administrative fees, distribution fees, and performance-based fees, not in the form of carried interest. Asset management and related fees represents Asset management as reported on the Firm’s consolidated income statement.

(b)
Performance-based income and other includes performance-based fees in the form of carried interest, gains and losses from investments, gains and losses from hedges on seed capital and certain employee deferred compensation plans, net interest, and other revenues. Performance-based income and other represents investments, investment banking, trading, net interest and other revenues as reported on the Firm’s consolidated income statement.

(c)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

Page 9:
(a)
Investment Management Alternatives and Solutions asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, Multi‐Asset portfolios, as well as Custom Separate Account portfolios.

(b)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(c)
Overlay Services represents investment strategies that use passive exposure instruments to obtain, offset, or substitute specific portfolio exposures beyond those provided by the underlying holdings of the fund.

(d)
Total assets under management or supervision excludes shares of minority stake assets which represent the Investment Management business segment’s proportional share of assets managed by third-party asset managers in which we hold investments accounted for under the equity method.

Page 10 and 11:
(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)
Secured lending facilities include loans provided to clients, which are primarily secured by loans, which are, in turn, collateralized by various assets including residential real estate, commercial real estate, corporate and financial assets.

(c)	Securities-based lending and other includes financing extended to sales and trading customers and corporate loans purchased in the secondary market.
(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

Supplemental Quantitative Details and Calculations

Page 1:
(1)	The Firm non-interest expenses by category are as follows:

	4Q21	3Q21	4Q20	4Q21 YTD	4Q20 YTD
Compensation and benefits	$5,487	$5,920	$5,450	$24,628	$20,854

Non-compensation expenses:
Brokerage, clearing and exchange fees	811	825	776	3,341	2,929
Information processing and communications	833	788	697	3,119	2,465
Professional services	829	734	679	2,933	2,205
Occupancy and equipment	479	427	456	1,725	1,559
Marketing and business development	205	146	161	643	434
Other	991	1,015	944	3,694	3,132
Total non-compensation expenses	4,148	3,935	3,713	15,455	12,724

Total non-interest expenses	$9,635	$9,855	$9,163	$40,083	$33,578

Page 2:
(1)
For the quarters ended December 31, 2021 and September 30, 2021 and the full year ended December 31, 2021, Firm results include pre-tax integration-related expenses of $146 million, $145 million and $456 million ($114 million, $111 million and $352 million after‐tax) respectively, reported in the Wealth Management and Investment Management business segments. For the quarter and full year ended December 31, 2020, Firm results include pre-tax integration-related expenses of $231 million ($189 million after-tax) reported in the Wealth Management segment. The following sets forth the impact of the integration-related expenses to earnings per diluted share, return on average common equity and return on average tangible common equity (which are excluded):

	4Q21	3Q21	4Q20	4Q21 YTD	4Q20 YTD
Earnings per diluted share - GAAP	$2.01	$1.98	$1.81	$8.03	$6.46
Impact of adjustments	0.07	0.06	0.11	0.19	0.12
Earnings per diluted share excluding integration-related expenses - Non-GAAP	$2.08	$2.04	$1.92	$8.22	$6.58

Return on average common equity - GAAP	14.7%	14.5%	14.7%	15.0%	13.1%
Impact of adjustments	0.5%	0.5%	0.9%	0.3%	0.2%
Return on average common equity excluding integration-related expenses - Non-GAAP	15.2%	15.0%	15.6%	15.3%	13.3%

Return on average tangible common equity - GAAP	19.8%	19.6%	17.7%	19.8%	15.2%
Impact of adjustments	0.6%	0.6%	1.0%	0.4%	0.2%
Return on average tangible common equity excluding integration-related expenses - Non-GAAP	20.4%	20.2%	18.7%	20.2%	15.4%

Firm expense efficiency ratio - GAAP	66.3%	66.8%	67.4%	67.1%	68.9%
Impact of adjustments	(1.0)%	(1.0)%	(1.7)%	(0.8)%	(0.5)%
Firm expense efficiency ratio excluding integration-related expenses - Non-GAAP	65.3%	65.8%	65.7%	66.3%	68.4%

Page 3:
(1) Includes loans held for investment (net of allowance), loans held for sale and also includes loans at fair value which are included in Trading assets on the balance sheet.
(2)
As of December 31, 2021, September 30, 2021 and December 31, 2020, the U.S. Bank investment securities portfolio included held to maturity investment securities of $61.7 billion, $63.0 billion and $52.6 billion, respectively.

Page 4:
(1)
The Firm early adopted the standardized approach for counterparty credit risk (SA-CCR) under Basel III on December 1, 2021. SA-CCR replaced the current exposure method used to measure derivatives counterparty exposure within the Standardized Approach risk-weighted assets (RWAs) and Supplementary Leverage Ratio exposure calculations in the regulatory capital framework.  As a result of the adoption, as of December 31, 2021 our risk-weighted assets under the Standardized Approach increased by $23 billion and our Standardized CET1 capital ratio decreased by 82 basis points.

(2)
Based on a Federal Reserve interim final rule that was in effect until March 31, 2021, our SLR and supplementary leverage exposure as of December 31, 2020 reflects the exclusion of U.S. Treasury securities and deposits at Federal Reserve Banks. The exclusion of these assets had the effect of increasing our SLR by 0.8% as of December 31, 2020.

Page 5:
(1)
Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 4Q21: $603mm; 3Q21: $603mm; 4Q20: $484mm; 4Q21 YTD: $603mm; 4Q20 YTD: $484mm

Page 6:
(1)
For the quarters ended December 31, 2021, September 30, 2021 and December 31, 2020 and the full year ended December 31, 2021 and 2020, integration-related compensation and non-compensation expenses associated with the acquisition of E*TRADE are as follows:

	4Q21	3Q21	4Q20	4Q21 YTD	4Q20 YTD
Compensation expenses	$10	$9	$151	$58	$151
Non-compensation expenses	99	104	80	288	80
Total non-interest expenses	$109	$113	$231	$346	$231
Income tax provision	24	26	42	79	42
Total non-interest expenses (after-tax)	$85	$87	$189	$267	$189

(2)
Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 4Q21: $15,270mm; 3Q21: $15,270mm; 4Q20: $13,440mm; 4Q21 YTD: $15,218mm; 4Q20 YTD: $9,536mm

Supplemental Quantitative Details and Calculations

Page 7:
(1)	The quarter ended September 30, 2021 includes $43 billion of fee‐based assets acquired in an asset acquisition.
(2)	Wealth Management other lending includes $3 billion of non-purpose securities based lending on non-bank entities in each period ended December 31, 2021, September 30, 2021 and December 31, 2020.
(3)	For the quarters ended December 31, 2021, September 30, 2021 and December 31, 2020, Wealth Management deposits of $346 billion, $327 billion and $306 billion, respectively, exclude off-balance sheet deposits of $9 billion, $9 billion and $25 billion, respectively, held by third parties outside of Morgan Stanley. Total deposits details are as follows:

	4Q21	3Q21	4Q20
Brokerage sweep deposits	$298	$273	$232
Other deposits	48	54	74
Total balance sheet deposits	346	327	306
Off-balance sheet deposits	9	9	25
Total deposits	$355	$336	$331

Page 8:
(1)
For the quarters ended December 31, 2021 and September 30, 2021 and the full year ended December 31, 2021, integration-related compensation and non-compensation expenses associated with the acquisition of Eaton Vance are as follows:

	4Q21	3Q21	4Q21 YTD
Compensation expenses	$15	$10	$44
Non-compensation expenses	22	22	66
Total non-interest expenses	$37	$32	$110
Income tax provision	8	8	25
Total non-interest expenses (after-tax)	$29	$24	$85

(2)
Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 4Q21: $9,924mm; 3Q21: $9,924mm; 4Q20: $932mm; 4Q21 YTD: $7,848mm; 4Q20 YTD: $932mm

Page 9:
(1)	Net Flows by region for the quarters ended December 31, 2021, September 30, 2021 and December 31, 2020 were:
North America: $10.2 billion, $12.6 billion and $21.4 billion
International: $1.3 billion, $(0.3) billion and $3.6 billion
(2)	Assets under management or supervision by region for the quarters ended December 31, 2021, September 30, 2021, and December 31, 2020 were:
North America: $1,188 billion, $1,148 billion and $449 billion
International: $377 billion, $374 billion and $332 billion

Page 10:
(1)	For the quarters ended December 31, 2021, September 30, 2021 and December 31, 2020, Investment Management reflected loan balances of $140 million, $132 million and $443 million, respectively.

Page 11:
(1)	For the quarter ended December 31, 2021, the Allowance Rollforward for Loans and Lending Commitments is as follows:

	Institutional Securities	Wealth Management	Total
Loans

Allowance for Credit Losses (ACL)
Beginning Balance - September 30, 2021	$575	$109	$684
Net Charge Offs	(13)	(6)	(19)
Provision	(19)	8	(11)
Other	-	-	-
Ending Balance - December 31, 2021	$543	$111	$654

Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - September 30, 2021	$416	$13	$429
Net Charge Offs	-	-	-
Provision	11	5	16
Other	(1)	-	(1)
Ending Balance - December 31, 2021	$426	$18	$444

Loans and Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - September 30, 2021	$991	$122	$1,113
Net Charge Offs	(13)	(6)	(19)
Provision	(8)	13	5
Other	(1)	-	(1)
Ending Balance - December 31, 2021	$969	$129	$1,098

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's fourth quarter earnings press release issued January 19, 2022.